UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 16, 2006
                        --------------------------------
                        (Date of earliest event reported)


                              The Eastern Company
                              -------------------
             (Exact name of Registrant as specified in its charter)


Connecticut                        0-599                  06-0330020
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 (State of               (Commission File Number)        (IRS Employer
incorporation)                                         Identification No.)


112 Bridge Street, Naugatuck, Connecticut                  06770
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 (Address of principal executive offices)               (Zip Code)


                                 (203) 729-2255
                                 --------------
              (Registrant's telephone number, including area code)


                                      --
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 3e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))


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Section 7 - Regulation FD.

     ITEM 7.01 - Regulation FD Disclosure

          During an interview with a local reporter on December 16, 2006, Leonard F. Leganza, The Eastern Company's Chairman of the Board stated, that during his nine-year tenure as the Company's chief executive, Eastern has nearly tripled in size, growing from a company with annual revenue of about $53 million and market capitalization of about $38 million to one that is anticipating annual revenue of about $136 million this year with market capitalization of $100 million.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         The Eastern Company


Date:  December 18, 2006                 By: /s/Kenneth Sapack
       ------------------                ------------------------
                                         Kenneth Sapack
                                         Chief Accounting Officer